SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 11, 2008

PRIMORIS SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26000 Commercentre Drive, Lake Forest, CA 92630

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code (949) 598-9242

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Primoris Services Corporation (the “Company”) is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a presentation to be given on December 11, 2008 at the 2008 Engineering & Construction Conference sponsored by KeyBanc Capital Markets.

The disclosure in this Item 7.01, and the textual information from the presentation attached hereto as Exhibit 99.1, are being furnished and will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits.

Exh. No.	Description

99.1	Primoris Services Corporation Slides – 2008 Engineering & Construction Conference sponsored by KeyBanc Capital Markets

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Date: December 11, 2008	By:	/s/ John P. Schauerman

		Name: Title:	John P. Schauerman Chief Financial Officer

EXHIBIT ATTACHED TO THIS FORM 8-K

Exhibit No.	Description

99.1	Primoris Services Corporation Slides – 2008 Engineering & Construction Conference sponsored by KeyBanc Capital Markets